UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 10, 2003
(Date of earliest event reported)

HealthTronics Surgical Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 W. Oak Parkway, Suite A Marietta, GA 30062	30062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   770-419-0691

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated November 10, 2003

Item 12. Results of Operations and Financial Condition.

On November 10, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Exhibit Index
99.1	Press release dated November 10, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTronics Surgical Services, Inc. (Registrant)
November 10, 2003 (Date)	/s/ MARTIN J. MCGAHAN Martin J. McGahan Chief Financial Officer